PRESS RELEASE
                                           Source: Energy Income and Growth Fund


ENERGY INCOME AND GROWTH FUND ANNOUNCES PUBLIC OFFERING OF COMMON SHARES

      Wheaton, IL -- November 18, 2010 -- Energy Income and Growth Fund (the "Fund") (NYSE Amex: FEN) announced that it has commenced a public offering of 1,500,000 common shares of beneficial interest. The Fund also intends to grant the underwriters a 30-day option to purchase up to 225,000 additional common shares to cover over-allotments, if any. Net proceeds from the offering will be used to make additional portfolio investments that are consistent with the Fund's investment objective and for general corporate purposes.

      RBC Capital Markets, LLC is acting as sole book-running manager for the offering. BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., a division of Ladenburg Thalmann Financial Services Inc. (NYSE Amex: LTS), Maxim Group LLC, Oppenheimer & Co. Inc., Wedbush Securities Inc. and Wunderlich Securities, Inc. are acting as co-managing underwriters on the offering. The offering is made pursuant to an existing shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering of these securities will be made only by means of a prospectus. Interested persons, including existing shareholders of the Fund, may obtain a copy of the preliminary prospectus supplement and prospectus supplement relating to the offering from the following address:

                 RBC Capital Markets, LLC
                 Attn:  Equity Syndicate Department
                 Three World Financial Center
                 200 Vesey Street, 8th Floor
                 New York, New York 10281
                 Telephone:  (212) 428-6670
                 Fax:  (212) 428-6260

      Investors may also obtain these documents free of charge from the Securities and Exchange Commission's website at www.sec.gov.

      An investor should read the Fund's preliminary prospectus supplement and prospectus supplement carefully before investing. The preliminary prospectus supplement and prospectus supplement contain important information about the Fund and its investment objective and policies, risks, charges and expenses.

      This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.

      The Fund is a non-diversified, closed-end management investment company which commenced investment operations in June 2004. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector.

      First Trust Advisors L.P., the Fund's investment advisor, along with its affiliate First Trust Portfolios L.P., are privately-held companies which provide a variety of investment services, including asset management, financial advisory services, and municipal and corporate investment banking, with collective assets under management or supervision of approximately $36 billion as of September 30, 2010 through closed-end funds, unit investment trusts, mutual funds, separate managed accounts and exchange-traded funds.

      Energy Income Partners, LLC ("EIP") serves as the Fund's investment sub-advisor and provides advisory services to a number of investment companies and partnerships for the purpose of investing in MLPs and other energy infrastructure securities. EIP is one of the early investment advisors specializing in this area. As of September 30, 2010, EIP managed or supervised approximately $590 million in client assets.

CONTACT:

Press Inquiries:          Jane Doyle                630-765-8775
Analyst Inquiries:        Jeff Margolin             630-915-6784
Broker Inquiries:         Jeff Margolin             630-915-6784


Source: Energy Income and Growth Fund